CERTIFICATE OF INCORPORATION

                                       OF

                                CompX Group, Inc.

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                                   ARTICLE I.
                                      NAME

     The name of the corporation is CompX Group, Inc. (the "Corporation").

                                   ARTICLE II.
                           REGISTERED OFFICE AND AGENT

     The address of the Corporation's registered office in the state of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, city of Wilmington, county of New Castle, state of Delaware 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

                                  ARTICLE III.
                                     PURPOSE

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the state of Delaware.

                                   ARTICLE IV.
                                AUTHORIZED STOCK

     The Corporation shall have authority to issue thirteen thousand (13,000) shares of common stock having a par value of one cent ($0.01) per share (the "Common Stock"). The rights of the holders of common stock are set forth below.

          Section 1. Voting Rights. The holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation.

          Section 2. Dividends. The holders of Common Stock shall be entitled to participate in such dividends and other distributions or proceeds in cash, stock or property of the Corporation ratably on a per share basis as the board of directors may declare out of assets or funds legally available therefor.

          Section 3. Liquidation. The holders of Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

          Section 4. Redemption. The Corporation shall redeem shares of Common Stock on a date (the "Redemption Date") that is on or prior to the 45th day (if such 45th day is a business day, and if not, the next successive business day) after the date (the "Redemption Notice Date") that the Corporation and each other holder of shares of Common Stock receives written notice (a "Redemption Notice") from a holder of shares of Common Stock (the "Holder") setting forth the number of shares the Holder wants the Corporation to redeem (the "Redemption Shares"). After the Redemption Notice Date, the Holder shall only be entitled to receive from the Corporation on the Redemption Date the fair market value of the Redemption Shares on the Redemption Notice Date (the "Redemption Price").

          In the Redemption Notice, the Holder may elect (a "CompX Share Election") to receive as part of the Redemption Price such number of shares of the class A or class B common stock, par value $0.01 per share, of CompX International Inc., a Delaware corporation (separately, the "CompX Class A Common Stock" and the "CompX Class B Common Stock," respectively, and collectively, the "CompX Common Stock"), contributed by the Holder or its predecessor holders or assigns that is equal to the product of 1,000 (equitably adjusted for any applicable stock splits of, stock dividends on, or recapitalizations of, CompX Common Stock) and the number of Redemption Shares.

          After a Redemption Notice Date but before the Redemption Date, the board of directors shall determine in good faith and in its best business judgment the Redemption Price. In determining the Redemption Price, the board of directors shall value each share of CompX Common Stock held by the Corporation on the Redemption Notice Date (both the Class A and Class B Common Stock) at the volume weighted average sales price of a share of CompX Class A Common Stock as reported on the New York Stock Exchange composite transactions reporting system for the ten trading days ending on the Redemption Notice Date, if such date is a trading day, and if not, on the immediately prior trading day (the "CompX Common Stock Value").

          If the Holder does not make a CompX Share Election, on the Redemption Date the Corporation may pay the Redemption Price, in whole or in part, in cash, shares of CompX Common Stock or other property, which other property the board of directors shall value in good faith and in its best business judgment. In determining the fair market value of securities traded on an exchange that are used to pay the Redemption Price, the board of directors shall value each such security on the Redemption Notice Date at the volume weighted average sales price of such security as reported on the applicable exchange for the ten trading days ending on the Redemption Notice Date, if such date is a trading day, and if not, on the immediately prior trading day.

          If shares of CompX Common Stock are used to pay all or part of the Redemption Price, on the Redemption Date:

               (a) if the CompX Common Stock Value for such shares is less than or equal to the Redemption Price, the Corporation shall transfer such shares to the Holder and such additional cash or property in an amount equal in value on the Redemption Notice Date, as the board of directors determines in good faith and in its best business judgment, to the excess, if any, of the Redemption Price over the CompX Common Stock Value for such shares;

               (b) if the CompX Common Stock Value for such shares is greater than the Redemption Price, the Corporation shall transfer such shares to the Holder and the Holder shall pay in cash to the Corporation an amount equal to the excess of the CompX Common Stock Value for such shares over the Redemption Price; and

               (c) the Corporation shall deliver to the holder a stock certificate representing the shares of CompX Common Stock comprising the Redemption Price accompanied by a stock power duly endorsed in blank and the holder shall acquire good and marketable title to such shares free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws.

          On the Redemption Date, the Holder shall deliver to the Corporation a stock certificate representing the Redemption Shares accompanied by a stock power duly endorsed in blank and the Corporation shall acquire good and marketable title to such shares free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws.

          After the Redemption Notice Date, the Redemption Shares shall not be deemed to be outstanding and the Holder will only hold a contractual right from the Corporation to receive the Redemption Price.

          Section 5. Protective Provision.  The Corporation shall not amend this
     Article IV without obtaining the approval of the holders of 90% of the outstanding shares of Common Stock.

          Section 6. Record Holders. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

                                    ARTICLE V.
                                    EXISTENCE

     The Corporation is to have perpetual existence.

                                   ARTICLE VI.
                                     BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the bylaws or adopt new bylaws.

                                  ARTICLE VII.
                            MEETINGS OF STOCKHOLDERS
                              BOOKS OF CORPORATION
                              ELECTION OF DIRECTORS

     Meetings of stockholders may be held within or without the state of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the state of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation. Election of directors need not by written ballot unless the bylaws of the Corporation so provide.

                                  ARTICLE VIII.
                               BOARD OF DIRECTORS

     The number of directors constituting the board of directors of the Corporation shall be five. The Corporation shall not change the number of directors on the board of directors from five members without obtaining the approval of the holders of 90% of the outstanding shares of Common Stock.

     The name and address of each of the persons to serve as a director until the first annual meeting of the stockholders or until his successor has been duly elected and qualified or his earlier resignation, removal or death, is:


      Name                                   Mailing Address
-------------------------               ------------------------------
Harold C. Simmons                       Three Lincoln Centre
                                        5430 LBJ Freeway, Suite 1700
                                        Dallas, Texas   75240-2697

Glenn R. Simmons                        Three Lincoln Centre
                                        5430 LBJ Freeway, Suite 1700
                                        Dallas, Texas   75240-2697

Steven L. Watson                        Three Lincoln Centre
                                        5430 LBJ Freeway, Suite 1700
                                        Dallas, Texas   75240-2697

William J. Lindquist                    Three Lincoln Centre
                                        5430 LBJ Freeway, Suite 1700
                                        Dallas, Texas   75240-2697

J. Landis Martin                        1999 Broadway, Suite 4300
                                        Denver, Colorado   80202

                                   ARTICLE IX.
                                 INDEMNIFICATION

     The Corporation shall, to the fullest extent permitted by law, indemnify any and all officers and directors of the Corporation, and may, to the fullest extent permitted by law or to such lesser extent as is determined in the discretion of the board of directors, indemnify all other persons from and against all expenses, liabilities or other matters and advance expenses to all persons whom it shall have the power to indemnify.

                                   ARTICLE X.
                               DIRECTOR LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for such liability as is expressly not subject to limitation under the Delaware General Corporation Law, as the same exists or may hereafter be amended to further limit or eliminate such liability. Any repeal or modification of this ARTICLE by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE XI.
                          CERTAIN BUSINESS COMBINATIONS

     The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                  ARTICLE XII.
                   SETTLEMENTS WITH CREDITORS OR STOCKHOLDERS

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the state of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                  ARTICLE XIII.
                                    AMENDMENT

     The Corporation shall have the right, subject to any express provisions or restrictions contained in this certificate of incorporation or bylaws of the Corporation, from time to time, to amend this certificate of incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this certificate of incorporation or any amendment thereof are conferred subject to such right.

                                  ARTICLE XIV.
                                  INCORPORATOR

     The name and mailing address of the sole incorporator of the Corporation is
A. Andrew R. Louis, Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697.

     THE UNDERSIGNED, being the sole incorporator of the Corporation, for the purpose of forming a corporation pursuant to the General Corporation Law of the state of Delaware, does make this certificate to acknowledge, declare and certify that this certificate of incorporation is his act and deed and the facts stated in this certificate of incorporation are true, and accordingly executes this certificate of incorporation this 1st day of October, 2004.




                                    /S/ A. Andrew R. Louis
                                    -----------------------
                                    A. Andrew R. Louis, Sole Incorporator